EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Bi-Optic Ventures Inc. (the “Company”) for the interim period ended May 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harry Chew, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 16, 2012

/s/ Harry Chew

Harry Chew

Chief Executive Officer, Chief Financial Officer, and Director

(Principal Executive Officer)

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